CASH ACCUMULATION TRUST

National Money Market Fund

Supplement Dated March 30, 2006

Prospectus Dated November 30, 2005

The Board of Trustees of Cash Accumulation Trust has recently approved a proposal to redeem all of the outstanding shares of the National Money Market Fund series and to terminate the Fund, contingent upon the notification disclosed below. Under the proposal, shareholders of the Fund will receive the net asset value of their redeemed shares, which currently is $1.00 per share.

The Board approved the proposal after being advised that the Fund’s primary shareholder of record, Wachovia Securities LLC (Wachovia) has decided to redeem all its shares and to discontinue any new investments in the Fund. The redemption of the Fund’s shares and the termination of the Fund is expected to occur after Wachovia advises the Fund’s investment manager (Prudential Investments LLC) of the exact date(s) on which it expects to redeem its Fund shares. As of the date of this supplement, Wachovia has not announced its anticipated redemption date.

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